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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  June 30, 2005
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                              BENTLEY COMMERCE CORP
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             (Exact name of registrant as specified in its charter)


          FLORIDA                   0000-27347                 58-2534003
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

7303 Merchant Court, Sarasota, FL 34240
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (941) 870-4952


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities

     The following sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

On June 30, 2005, the Board of Directors accepted a subscription from Naveed Salem for the issuance of 5,000,000 shares of unregistered and restricted common stock at a price of $.0009 per share. This issuance was intended to be exempt from registration under section 4(2) of the Securities Act of 1933.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2005                           BENTLEY COMMERCE CORP.

                                             By:    /s/ Bruce Kamm
                                             Name:  Bruce Kamm
                                             Title: CEO


                                             By:    /s/ Robert Schumacher
                                             Name:  Robert Schumacher
                                             Title: COO